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                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                               (THE "COMPANIES")

                SUPPLEMENT TO PROSPECTUSES DATED AUGUST 1, 1996


1. Effective May 16, 1997, United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust" or the "Investment Adviser") serve as the Funds' Investment Adviser pursuant to the terms of Investment Advisory Agreements between the Companies and the Investment Adviser (the "Advisory Agreements"). Prior to May 16, 1997, U.S. Trust NY served as the Funds' investment adviser. U.S. Trust CT, which has its principal offices at 225 High Ridge Road, East Tower, Stamford, Connecticut 06905, is an affiliate of U.S. Trust NY and a subsidiary of U.S. Trust Corporation, a registered bank holding company.

     The terms and conditions of the Advisory Agreements are substantially the same as those of the prior advisory agreements between the Companies and U.S. Trust NY, and the contractual advisory fees payable by the Funds have not changed. U.S. Trust NY and U.S. Trust CT are jointly, and not severally, responsible for providing advisory services under the Advisory Agreements.

2. Effective May 16, 1997, U.S. Trust CT, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Funds' co-administrators (the "Administrators") pursuant to the terms of Administration Agreements among the Companies and the Administrators (the "Administration Agreements"). U.S. Trust CT has replaced U.S. Trust NY as one of the Funds' co-administrators.

     The terms and conditions of the Administration Agreements are identical to those of the prior administration agreements among the Companies, CGFSC, FAS and U.S. Trust NY, including the administration fees payable by the Funds.


The date of this Supplement is May 23, 1997.